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EXHIBIT #10.12.5

             LIMITED CONSENT AND AMENDMENT NO. 5 TO CREDIT AGREEMENT

This LIMITED CONSENT AND AMENDMENT NO. 5 TO CREDIT AGREEMENT (this "Consent and Amendment") is entered into as of this 23 day of October, 2003, by NAVARRE CORPORATION, a Minnesota corporation ("Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent (the "Agent") for itself and the Lenders under and as defined in the Credit Agreement (as hereinafter defined), and the Lenders. Unless otherwise specified herein, capitalized terms used in this Consent and Amendment shall have the meanings ascribed to them by the Credit Agreement (as hereinafter defined).

                                    RECITALS

WHEREAS, the Borrower, the Agent and the Lenders have entered into that certain Credit Agreement, dated as of October 3, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and

WHEREAS, the Borrower, Agent and the Lenders desire to amend certain provisions of the Credit Agreement as herein set forth, and Agent and Lenders desire to provide the limited consent as herein set forth.

NOW THEREFORE, in consideration of the foregoing recital, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent, and Lenders hereby agree as follows:

1 LIMITED CONSENT. Pursuant to Section 11.2 of the Credit Agreement, and subject to the conditions set forth in Section 3 below, the Agent and the Lenders hereby consent and agree to the release by Agent of the Mortgage granted to Agent by Borrower with respect to the Minnesota Real Estate and agree that Agent shall deliver to Borrower a duly executed mortgage release and related UCC-3 termination statement for filing by Borrower promptly upon satisfaction of the conditions set forth in Section 3 below.

2 AMENDMENTS TO CREDIT AGREEMENT.

         2.1 Subsection 1.3(b)(ii) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

                           "Notwithstanding anything herein to the contrary,
                  proceeds from the sale-leaseback of the Minnesota Facility shall be applied to repay the Indebtedness incurred by Borrower under the Construction Loan Agreement and to the extent such Indebtedness have been repaid in full, such proceeds shall be applied in accordance with Section 1.3(c) hereof."

         2.2 Subsection (a) of Section 6.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "6.3. Indebtedness.

                           (a) No Credit Party shall create, incur, assume or
                  permit to exist any Indebtedness, except (without duplication)
                  (i) Indebtedness secured by purchase

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                  money security interests and Capital Leases permitted in
                  Section 6.7(c), (ii) the Loans and the other Obligations,
                  (iii) unfunded pension fund and other employee benefit plan obligations and liabilities to the extent they are permitted to remain unfunded under applicable law, (iv) existing Indebtedness described in Disclosure Schedule (6.3) and refinancings thereof or amendments or modifications thereof that do not have the effect of increasing the principal amount thereof or changing the amortization thereof (other than to extend the same) and that are otherwise on terms and conditions no less favorable to any Credit Party, Agent or any Lender, as determined by Agent, than the terms of the Indebtedness being refinanced, amended or modified, (v) Indebtedness permitted pursuant to Section 6.2(j) hereof, (vi) Indebtedness of Encore Acquisition to the Borrower in an aggregate amount not to exceed $7,200,000, Indebtedness of Borrower to Encore Acquisition pursuant to Section 5 of the Amendment No. 1 to Encore Purchase Agreement in an aggregate principal amount not to exceed $1,150,000; provided that, no Credit Party (other than Encore Acquisition) shall guarantee, grant liens on its assets (including, without limitation, the equity interests in Encore Acquisition) to secure, or otherwise be directly or indirectly liable for any such Indebtedness or related obligations, and (vii) Indebtedness incurred by Borrower under the Construction Loan Agreement in an aggregate principal amount not to exceed $4,550,000."

         2.3 Section 6.7 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "6.7 Liens. No Credit Party shall create, incur, assume or permit to exist any Lien on or with respect to its Accounts or any of its other properties or assets (whether now owned or hereafter acquired) except for (a) Permitted Encumbrances; (b) Liens in existence on the date hereof and summarized on Disclosure Schedule (6.7) securing Indebtedness described on Disclosure Schedule (6.3) and permitted refinancings, extensions and renewals thereof, including extensions or renewals of any such Liens; provided that the principal amount so secured is not increased and the Lien does not attach to any other property; (c) Liens created after the date hereof by conditional sale or other title retention agreements (including Capital Leases) or in connection with purchase money Indebtedness with respect to Equipment and Fixtures acquired by any Credit Party in the ordinary course of business, involving the incurrence of an aggregate amount of purchase money Indebtedness and Capital Lease Obligations of not more than $250,000 outstanding at any one time for all such Liens (provided that such Liens attach only to the assets subject to such purchase money debt and such Indebtedness is incurred within 20 days following such purchase and does not exceed 100% of the purchase price of the subject assets), and
                  (d) Liens in favor of The Business Bank on the Minnesota Real Estate and related assets pursuant to the Construction Mortgage solely to secure Indebtedness permitted pursuant to
                  Section 6.3(a)(vii) hereof. In addition, no Credit Party shall become a party to any agreement, note, indenture or instrument, or take any other action, that would prohibit the creation of a Lien on any of its properties or other assets in favor of Agent, on behalf of itself and Lenders, as additional collateral


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                  for the Obligations, except operating leases, Capital Leases or Licenses which prohibit Liens upon the assets that are subject thereto."

         2.4 Section 6.12 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "6.12 Sale-Leasebacks. No Credit Party shall engage in any sale-leaseback, synthetic lease or similar transaction involving any of its assets; provided that Borrower may engage in a sale-leaseback transaction with respect to the Minnesota Facility pursuant to the Minnesota Sale-Leaseback Documents, as long as Agent shall have received certified copies of all documents governing or evidencing such transaction, including, without limitation, a landlord waiver, in form and substance reasonably satisfactory to Agent, prior to consummation of such transaction."

         2.5 Section 6.18 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

"6.18 Leases; Real Estate Purchases. Except as otherwise permitted in Section
6.1 in connection with a Permitted Acquisition and except for the lease of the Minnesota Facility pursuant to the Minnesota Sale-Leaseback Documents, no Credit Party shall enter into any operating lease for Equipment or Real Estate, if the aggregate of all such operating lease payments payable in any year for Borrowers on a consolidated basis would exceed $250,000. Except as otherwise permitted in
Section 6.1 in connection with a Permitted Acquisition, no Credit Party shall purchase a fee simple ownership interest in Real Estate."

         2.6 Section 6 of the Credit Agreement is hereby amended by adding the following new Subsection 6.19 at the end thereof:

                  "Section 6.19 Amendments. The Borrower shall not enter into any amendment, supplement, restatement, other modification or waiver with respect to any of the Construction Loan Documents or the Minnesota Sale-Leaseback Documents without the prior written consent of Agent."

         2.7 Annex A to the Credit Agreement is hereby amended by adding the following new definitions thereto in the applicable alphabetical locations:

         ""Construction Loan Agreement" means that certain Construction Loan Agreement, dated as of October _____, 2003, between The Business Bank and Borrower (as amended, restated or otherwise modified from time to time).

         "Construction Loan Documents" means the Construction Loan Agreement, the Construction Mortgage and all other agreements, instruments, documents and certificates executed and delivered in connection with the Construction Loan Agreement or the transactions contemplated thereby. Any reference in this Agreement or any other Loan Document to a Construction Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to such Construction Loan Document as the same may be in effect at any and all times such reference becomes operative.

         "Construction Mortgage" means the Construction Mortgage as in effect on October __, 2003 and as amended or otherwise modified in a manner permitted hereunder.



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         "Minnesota Facility" means the office/warehouse facility to be constructed on the Minnesota Real Estate.

          "Minnesota Real Estate" means the Real Estate owned by Borrower located in the County of Hennepin and the State of Minnesota and as further described on (1)Exhibit A hereto.

         "Minnesota Sale-Leaseback Documents" means that certain Sale, Purchase and Build to Suit Agreement, dated as of _______, 2003 between Borrower, as seller and NL Ventures IV, L.P., as buyer, and all other agreements, instruments, documents and certificates executed and delivered in connection therewith, as in effect as of the date hereof and as amended or otherwise modified in a manner permitted hereunder."

3 EFFECTIVENESS. The effectiveness of this Consent and Amendment is subject to the satisfaction of the following conditions precedent:

         3.1 this Consent and Amendment shall have been duly executed and delivered by Borrower, Agent and each Lender;

         3.2 the Agent shall have received a certified copy of the Construction Loan Documents and the Minnesota Sale-Leaseback Documents, and the Construction Loan Documents and the Minnesota Sale-Leaseback Documents shall be in form and substance satisfactory to Agent; and

         3.3 The representations and warranties contained herein shall be true and correct in all respects.

4 REPRESENTATIONS AND WARRANTIES. In order to induce the Agent and each Lender to enter into this Consent and Amendment, the Borrower hereby represents and warrants to the Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Consent and Amendment, that:

         4.1 all of the representations and warranties contained in the Credit Agreement and in each Loan Document are true and correct as of the date hereof after giving effect to this Consent and Amendment, except to the extent that any such representations and warranties expressly relate to an earlier date;

         4.2 the execution, delivery and performance by the Borrower of this Consent and Amendment has been duly authorized by all necessary corporate action required on its part and this Consent and Amendment, and the Credit Agreement as amended by this Consent and Amendment, is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

         4.3 Neither the execution, delivery and performance of this Consent and Amendment by Borrower, the performance by Borrower of the Credit Agreement as amended by this Consent and Amendment nor the consummation of the transactions contemplated hereby does or shall

---------------
1 LEGAL DESCRIPTION OF MINNESOTA REAL ESTATE TO BE PROVIDED BY BORROWER AND ATTACHED AS EXHIBIT A HERETO.

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contravene, result in a breach of, or violate (i) any provision of any Credit
Party's certificate or articles of incorporation or bylaws or other similar documents, or agreements, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Credit Party or any of its Subsidiaries is a party or by which any Credit Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived herein or by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and

         4.4 No Default or Event of Default has occurred and is continuing.

5 REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

         5.1 Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed; and

         5.2 The consent and amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or
(iii) constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Consent and Amendment, each reference in the Credit Agreement to "this Agreement", "herein", "hereof" and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Consent and Amendment shall be construed in connection with and as part of the Credit Agreement.

6 COSTS AND EXPENSES. As provided in Section 11.3 of the Credit Agreement, the Borrower agrees to reimburse Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Consent and Amendment.

7 GOVERNING LAW. THIS CONSENT AND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

8 HEADINGS. Section headings in this Consent and Amendment are included herein for convenience of reference only and shall not constitute part of this Consent and Amendment for any other purposes.

9 COUNTERPARTS. This Consent and Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                            (signature page follows)




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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Limited
Consent and Amendment No. 5 to Credit Agreement as of the date first written above.

                                    BORROWER:

                                    NAVARRE CORPORATION

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION, AS AGENT AND LENDER

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------




   [Signature Page to Limited Consent and Amendment No. 5 to Credit Agreement]


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                                     CONSENT

The undersigned hereby (i) acknowledges receipt of and consents to the Limited Consent and Amendment No. 5 to Credit Agreement (the "Consent and Amendment"),
(ii) ratifies and confirms each Loan Document, including, without limitation, the guaranty and the security agreement to which it is a party, and (iii) acknowledges and agrees that after giving effect to the Consent and Amendment, each of the Loan Documents to which it is a party is and shall remain in full force and effect in accordance with the terms thereof.

                                    ENCORE SOFTWARE, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


   [Signature Page to Limited Consent and Amendment No. 5 to Credit Agreement]


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                                    EXHIBIT A

                                LEGAL DESCRIPTION
                                       OF
                              MINNESOTA REAL ESTATE



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